                                  EXHIBIT 10.3

                         REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT, dated as of May __, 2001 (this "Agreement"), is made by and between Microware Systems Corporation, an Iowa corporation (the "Company"), and the entity named on the signature page hereto (the "Initial Investor").

                              W I T N E S S E T H:

            WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement, dated as of November 28, 2000, between the Initial Investor and the Company (the "Securities Purchase Agreement"; capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement), the Company issued and sold to the Initial Investor a 8% Convertible Debenture, in the principal amount of $2,000,000 (the "Debenture") which term, as used herein shall have the meaning ascribed to it in the Securities Purchase Agreement);

            WHEREAS, the Company and the Initial Investor entered into that certain Registration Rights Agreement, dated November 28, 2000 (the "November Registration Agreement") whereby the Company agreed to register the Conversion Shares (as defined in the November Registration Agreement) pursuant to the terms thereof;

            WHEREAS, the Debenture provided for two Tranches, each of $1,000,000, from the Initial Investor, one that was funded on November 28, 2000 (the "Tranche I") and the second Tranche which was payable upon the registration of the Conversion Shares;

            WHEREAS, the Securities and Exchange Commission ("SEC") permitted the registration of the Conversion Shares applicable to the first $1,000,000 Tranche, it would not permit the simultaneous registration of the Conversion Shares applicable to the second $1,000,000 Tranche ("Tranche II");

            WHEREAS, the Initial Investor agreed pursuant to the terms hereof and Section 1(a) of the Securities Purchase Agreement to fund Tranche II to the Company prior to the registration of the Conversion Shares issuable upon the conversion of Tranche II (the "Registrable Securities");

            WHEREAS, in connection with the Initial Investor's funding of Tranche II, the Section 1(a) of the Securities Purchase Agreement requires that the Company provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Registrable Securities;


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

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

            1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

            (a) "Investor" means the Initial Investor and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

            (b) "Potential Material Event" means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

            (c) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

            (d) "Registrable Securities" means the Conversion Shares issuable upon the conversion of Tranche II into the Common Stock of the Company.

            (e) "Registration Statement" means a registration statement of the Company under the Securities Act.

            2. Registration.

            (a) Mandatory Registration. The Company shall prepare and file with the SEC, as soon as possible after the Closing Date, but no later than thirty
(30) days following the Closing Date, a Registration Statement on Form S-3, or other available form, registering for resale by the Investor all of the Registrable Securities, but in no event less than two hundred percent (200%) of the aggregate number of shares into which the Tranche II of the Debenture would be convertible at the time of filing of the Registration Statement (assuming for such purposes that the entire principal and interest balance of Tranche II of the Debenture had been


                                       2
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eligible to be converted, and had been converted, into Conversion Shares in accordance with their terms, whether or not such eligibility or conversion had in fact occurred as of such date). The Registration Statement shall also state that, in accordance with Rule 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of Tranche II of the Debenture to prevent dilution resulting from stock splits, or stock dividends. The Company will use its best efforts to cause the Registration Statement to be declared effective no later than ninety (90) days after the Closing Date. If at any time the number of shares of Common Stock into which Tranche II of the Debenture may be converted equals more than seventy five percent (75%) of the aggregate number of shares of Common Stock then registered, the Company shall, within ten (10) business days after receipt of a written notice from any Investor, either (i) further amend the Registration Statement filed by the Company pursuant to the preceding sentence, if such Registration Statement has not been declared effective by the SEC at that time, to register 200% of the aggregate of all shares of Common Stock into which Tranche II of the Debenture may then or in the future be converted, or (ii) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement on Form S-3, or other available forum as may be appropriate, to register (A) 200% of the aggregate shares of Common Stock into which Tranche II of the Debenture may then or in the future be converted, less (B) the aggregate number of shares of Common Stock already registered which have not been issued upon conversions of Tranche II of the Debenture. The Registration Statement shall not include any shares other than the Registrable Securities, and certain other shares that the Company is obligated to Register as set forth in Schedule 5(b), without the consent of the Investor. Nothing contained in this Agreement shall modify or amend any of the terms of the November Registration Agreement as it applies to
(i) the Conversion Shares issuable upon the conversion of Tranche I (and interest thereon) and (ii) shares issuable upon the exercise of the Warrants (as defined in the November Registration Agreement).

            (b) Payments by the Company.

                  (i) If the Registration Statement covering the Registrable Securities is not filed with the SEC on or before thirty (30) days after the Closing Date (the "Required Filing Date"), then the Company shall pay Investor a late filing penalty (collectively "Late Filing Penalties"), (i) on the first day after the Required Filing Date, an amount equal to two percent (2%) of the amount of Tranche II (the "Purchase Price"), and (ii) on each subsequent monthly anniversary of the Required Filing Date, if the Registration Statement has not been filed in proper form on or before such date, an amount equal to two percent (2%) of the Purchase Price.

            (ii) If the Registration Statement covering the Registrable Securities is not effective within the earlier of (a) seven (7) business days after notice by the SEC that it may be declared effective (including the issuance by the SEC of a "no review letter"), or (b) ninety (90) days following the Closing Date (the "Required Effective Date"), then the Company shall pay Investor a late effective date penalty (collectively "Late Effective Date Penalties")(sometimes Late Filing Penalties and Late Effective Penalties are collectively referred to as "Late Penalties"), (i) on the first day after the Required Effective Date, an amount equal to two percent


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

(2%) of the Purchase Price and (ii) on each subsequent monthly anniversary of the Required Effective Date, if the Registration Statement has not been declared effective on or before such date, an amount equal to two percent (2%) of the Purchase Price.

                  (iii) By way of illustration and not in limitation of the foregoing, assuming a Closing Date of February 3, 2000 (X) if the Registration Statement is timely filed but is not declared effective until July 15, 2000 (assuming for the purpose of this example that the SEC has not previously provided notice that it may be declared effective), the aggregate Late Effective Date Penalty will equal 6% percent of the Purchase Price (2% on May __, the 90th day after the Closing Date , plus 2% each on June 2 and July 2) or (Y) if the Registration Statement is filed on May __ and is not declared effective until June 15, 2000 (assuming for the purpose of this example that the SEC has not previously provided notice that it may be declared effective), the aggregate Late Filing Penalty will equal 4% of the Purchase Price (2% on March 4, the 30th day after the Closing Date, plus 2% on May __) and the aggregate Late Effective Date Penalty will equal 4% percent of the Purchase Price (2% on May __, the 90th day after the Closing Date, plus 2% on June 2).

                  (iv) In addition to and not in lieu of the payment of penalties hereunder, if the Registration Statement is not filed within sixty
(60) days after the Closing Date, or the Registration Statement is not declared effective within one hundred eighty (180) days after the Closing Date, Investor may, at its option, require the Company, to redeem Tranche II of the Debenture in full (within three (3) days after its delivery of a redemption notice to the Company), in cash, which redemption amount shall be calculated as set forth in
Section 6 of the Debenture.

                  (v) Late Penalties will be payable to the Investor by the Company in cash or other immediately available funds on the date such Late Penalty is incurred.

                  (vi) The parties acknowledge that the damages which may be incurred by the Investor if the Registration Statement is not filed by the Required Filing Date or if the Registration Statement has not been declared effective by the Required Registration Date may be difficult to ascertain. The parties agree that the Late Penalties represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages. The payment of the Late Penalties to the Investor shall not limit the Investor's other rights and remedies hereunder or under any other document entered into in connection herewith.

                  (vii) Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Investor or its counsel if the Company timely forwards to counsel any


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

required documents or in the event all of the Registrable Securities may be sold pursuant to Rule 144 or another available exemption under the Act.

            3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following.

            (a) Prepare promptly, and file with the SEC by the Required Filing Date, the Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a) above, and thereafter use its reasonable best efforts to cause each Registration Statement relating to Registrable Securities to become effective by the Required Effective Date and keep the Registration Statement effective at all times until the earliest (the "Registration Period") of (i) the date that is two (2) years after the Closing Date, (ii) the date when the Investor may sell all Registrable Securities under Rule 144 or (iii) the date the Investor no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

            (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

            (c) The Company shall permit counsel designated by the Investor to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three (3) business days or more than five (5) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

            (d) Notify the Investor, its counsel and managing underwriters, if any, immediately (and, in the case of (i)(A) below, not less than five (5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the Commission notifies the Company whether there will be a "review" of such Registration Statement; (C) whenever the Company receives (or representatives of the Company receive on its behalf) any oral or written comments from the Commission in respect of a Registration Statement (copies or, in the case of oral comments, summaries of such comments shall be promptly furnished by the Company to the Investor); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the


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

Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations or warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that to the best knowledge of the Company makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Company shall furnish the Investor with copies of all intended written responses to the comments contemplated in clause
(C) of this Section 3(d) not later than one (1) Business Day in advance of the filing of such responses with the Commission so that the Investor shall have the opportunity to comment thereon.

            (e) Furnish to Investor and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Investor;

            (f) As promptly as practicable after becoming aware of such event, notify Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to Investor as it may reasonably request;

            (g) As promptly as practicable after becoming aware of such event, notify Investor (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

            (h) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investor in writing of the existence of a Potential Material Event, the Investor shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Registrable Securities for more than two twenty (20) day periods in the aggregate during any 12-month period ("Suspension Period") with at least a ten (10) business day interval between such periods, during the periods the Registration Statement is required to be in effect;

            (i) Use its reasonable efforts to secure or maintain, as applicable, NASD-NMS authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;

            (j) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

            (k) Cooperate with the Investor who hold Registrable Securities (or, subject to receipt by the Company of appropriate notice and documentation, as may be required by the Securities Purchase Agreement, the Debentures, or this Agreement, securities convertible into Registrable Securities) being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investor may reasonably request, and, within five (5) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investor whose Registrable Securities or securities convertible into Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel; provided, however, that nothing in this subparagraph (j) shall be deemed to waive any of the provisions regarding the conditions or method of conversion of the Debentures into Registrable Securities; and

            (l) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

            4. Obligations of the Investor. In connection with the registration of the Registrable Securities, Investor shall have the following obligations:

            (a) As a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a


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particular Investor, Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify Investor of the information the Company requires from Investor (the "Requested Information") if Investor elects to have any of its Registrable Securities included in the Registration Statement. If at least two (2) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

            (b) To cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement; and

            (c) Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, Investor shall immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until Investor's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 3(e) or 3(f) and, if so directed by the Company, Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

            5. Expenses of Registration. (a) All reasonable expenses (other than underwriting discounts and commissions of Investor) incurred in connection with registrations, filings or qualifications pursuant to Section 3, including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and a reasonable fee for Investor's legal counsel not exceeding $5,000, shall be borne by the Company.

            (b) Except as and to the extent specifically set forth in Schedule 5(b) attached hereto, neither the Company nor any of its subsidiaries has, as of the date hereof, nor shall the Company nor any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Investor herein or otherwise conflicts with the provisions hereof. Except as and to the extent specifically set forth in Schedule 5(b) attached hereto, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any person or entity. Without limiting the generality of the foregoing, without the written consent of the Investor, the Company shall not grant to any person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so


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granted are subject in all respects to the prior rights in full of the Investor set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

            6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

            (a) To the extent permitted by law, the Company will indemnify and hold harmless Investor, its directors, officers, managers, representatives, agents and "controlling persons" within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each, an "Indemnified Person" or "Indemnified Party"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to clause (b) of this Section 6, the Company shall reimburse the Investor, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by it in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company; or (III) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Investor will indemnify the Company and its officers, directors and agents against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company pursuant to this

Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to
Section 9.

            (b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In case any such action is brought against any Indemnified Person or Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Person or Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Person or Indemnified Party under this Section 6 for any reasonable legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Person or Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action of its final conclusion. The Indemnified Person or Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Person or Indemnified Party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this
Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

            7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

            8. Reports under Exchange Act. With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144;

            (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (c) furnish to Investor so long as Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and
(iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

            9. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by an Investor to any transferee of the Registrable Securities (or all or any portion of any Debentures of the Company which is convertible into such securities) permitted or allowable by the terms of the Securities Purchase Agreement only if: (a) Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with or in favor of the Company to be bound by all of the provisions contained herein, a copy of which shall be provided to the Company. The copies referred to in clauses (a) and (d) of the immediately preceding sentence may be redacted to delete certain financial and other details of the transaction between the Investor and its transferee if the same is included in the document to be provided to the Company. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay, or the payments set forth in Section 2(c) hereof.

            10. Amendment of Registration Rights. Any provision of each such Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon Investor and the Company.

            11. Pre-funding of Tranche II. The Initial Investor hereby agrees that within two (2) business days after the Escrow Agent (as defined in the Securities Purchase Agreement) receives written notice from the Company that the currently pending "Registration Statement" on Form S-3 (filed pursuant to the November Registration Agreement) has been declared effective, the Initial Investor shall pay to the Company $1,000,000 in full satisfaction of its obligation to pay the "Second Tranche" as set forth in Section 1(a) of the Securities Purchase Agreement. In lieu of the Company issuing a second 8% Convertible Debenture for the sum of $1,000,000, as contemplated in Section 1(a) of the Securities Purchase Agreement, the principal balance of the existing Debenture shall be increased to the aggregate sum of $2,000,000.

            12. Miscellaneous.

            (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

            (b) Any notice or communication required or permitted by this Agreement shall be given in writing addressed as follows:

         If to Company:             Microware Systems Corporation
                                    1500 Northwest 118th Street
                                    Des Moines, Iowa 50325
                                    ATTN: CFO
                                    Telephone No.: (515) 223-8000
                                    Telecopier No.: (515) 327-5528

         with a copy to:

                                    Arthur Don, Esq.
                                    D'Ancona & Pflaum, Esq.
                                    111 E. Wacker Drive, Ste. 2800
                                    Chicago, Illinois 60601
                                    Telephone No.: (312) 602-2000
                                    Telecopier No.: (312) 602-3000

If to Investor:
                                    c/o Navigator Management
                                    P.O. Box 972

                                    Road Town
                                    Tortola, British Virgin Islands
                                    Telephone No.: (284) 494-4770
                                    Telecopier No.: (284) 494-4771

All notices shall be served personally by telecopy, by telex, by overnight express mail service or other overnight courier, or by first class registered or certified mail, postage prepaid, return receipt requested. If served personally, or by telecopy, notice shall be deemed delivered upon receipt (provided that if served by telecopy, sender has written confirmation of delivery); if served by overnight express mail or overnight courier, notice shall be deemed delivered forty-eight (48) hours after deposit; and if served by first class mail, notice shall be deemed delivered seventy-two (72) hours after mailing. Any party may give written notification to the other parties of any change of address for the sending of notices, pursuant to any method provided for herein.

            (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of California for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Any litigation based thereon, or arising out of, under, or in connection with, this agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Purchaser shall be brought and maintained exclusively in the state or Federal courts of the State of California, sitting in the City of Los Angeles. The Company hereby expressly and irrevocably submits to the jurisdiction of the state and federal Courts of the State of California for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Company further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of California. The Company hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the related agreements entered into in connection herewith.

            (e) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

            (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

            (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

            (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

            (i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            (j) The Company acknowledges that any failure by the Company to perform its obligations under Section 3(a) hereof, or any delay in such performance could result in loss to the Investors, and the Company agrees that, in addition to any other liability the Company may have by reason of such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay, unless the same is the result of force majeure. Neither party shall be liable for consequential damages.

            (k) This Agreement, the Securities Purchase Agreement and the other documents referenced therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

            (l) Any default by an individual Investor hereunder or any related agreement, including, without limitation, the Securities Purchase Agreement, shall not be deemed a default by any other Investor and shall not excuse the Company's performance hereunder or thereunder with respect to the non-defaulting Investors.

            (m) In the event of any action for breach of or to enforce or declare rights under any provision of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs, to be paid by the losing party.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                       Microware Systems Corporation, an Iowa corporation

                       By: /s/ George Leonard
                       Name: George Leonard
                       Title: EVP, CFO and COO

                       Elder Court, LLC, a Cayman Islands limited liability company

                       By: ______________________________
                                Manager